SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Amendment No. 3

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 13, 2003

CORVIS CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	0-12751	52-2041343

(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

7015 Albert Einstein Drive, Columbia, Maryland		21046-9400

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(443) 259-4000

As described more fully in Note 2 to the accompanying financial statements, Cincinnati Bell Inc. (“Cincinnati Bell”), the former parent of Broadwing Communications, Inc. (“Broadwing”), restated its financial statements for the years ended December 31, 2000, 2001 and 2002 following an internal investigation of the manner in which Cincinnati Bell recorded a particular broadband network construction agreement entered into in 2000. These adjustments related to the timing of revenue recognition resulting from the inappropriate inclusion of certain costs that had not been fully incurred and the use of estimates regarding the extent to which the construction contract had been completed. That restatement by Cincinnati Bell also required the restatement of the financial statements of the broadband operations of Broadwing and the related pro forma financial statements previously filed with Amendment No. 1 to the Current Report on Form 8-K in connection with Corvis Corporation’s acquisition of most of the assets and certain of the liabilities of Broadwing. The restated financial statements and restated pro forma financial statements are attached to this Amendment No. 3.

ITEM 7—FINANCIAL STATEMENTS AND EXHIBITS

The following documents are filed as part of this report:

(a)	Financial Statements of Business Acquired

Report of Independent Auditors

Statements of Operations and Comprehensive Loss for the three months ended March 31, 2003 and 2002 (unaudited) and for the years ended December 31, 2002, 2001 and 2000 (Restated)

Balance Sheets as of March 31, 2003 (unaudited) and December 31, 2001 (Restated) and 2002

Statements of Changes in Owners’ Net Investment (Deficit) for the three months ended March 31, 2003 (unaudited) and for the years ended December 31, 2002, 2001 and 2000 (Restated)

Statements of Cash Flows for the three months ended March 31, 2003 and 2002 (unaudited) and for the years ended December 31, 2002, 2001 and 2000 (Restated)

Notes to financial statements

(b)	Pro Forma Financial Information

Balance Sheet as of March 29, 2003

Statements of Operations for the three months ended March 29, 2003

Statements of Operations for the year ended December 28, 2002

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(c)	Exhibits

A list of exhibits filed herewith or incorporated by reference herein is contained on the Exhibit Index immediately preceding such exhibits, and is incorporated herein by reference.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CORVIS CORPORATION

Date: April 19, 2004	/s/ Lynn D. Anderson

Lynn D. Anderson Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
2.1*

Asset Purchase Agreement, dated February 22, 2003 (incorporated by reference to Exhibit 99(i) to Form 8-K, filed February 28, 2003, filed by Broadwing Communications, Inc.)

[The schedules and exhibits to the Asset Purchase Agreement have been omitted in accordance with the instructions to Item 601(b)(2) of Regulation S-K. The registrant hereby undertakes to provide a copy of the schedules and exhibits to the staff of the Securities and Exchange Commission upon request.]

2.2*	Amendment No. 1 to the Asset Purchase Agreement, dated June 6, 2003.

23.1	Consent of PricewaterhouseCoopers LLP

99.1*	Press Release dated June 13, 2003

99.2*	Financial statements of broadband business of Broadwing Communications, Inc.

99.3	Pro forma financial statements

*Previously filed.